                 [FINANCIAL MANAGEMENT ALBERTA LTD. LETTERHEAD]



February 10, 1998



Ms. Mitzi Murray
Futurelink Distribution
Corporation
550 603 - 7 Ave S W
Calg AB T2P 2T5


Re:   Policy# GU-1389055 (COMMERCIAL POLICY)
      Effective December 1, 1997 to December 1, 1998


Dear Mitzi:

We are pleased to enclose an endorsement for attachment to the above captioned policy, amending the following:

1.  Increasing contents limit to $100,000.

2.  Increasing computer equipment limit to $750,000.

3.  Increasing extra expense limit to $50,000.

4.  Increasing Tenants Legal Liability to $250,000.

5.  Adding Innterode Inc. as additional named insured.

These amendments resulted in an additional premium of $863.00 as per our enclosed invoice. The total premium owing on your account is $1,113.00. Your prompt attention to this matter is appreciated.

I trust you will find the enclosed in order. If you have any questions or concerns, please do not hesitate to contact our office.

Thanking you, once again, for your continued support.

Yours truly,


   [sig]


John Simonot

COMMERCIAL INSURANCE                                             [GUARDIAN LOGO]
================================================================================
POLICY DECLARATIONS                                        Policy No. CIP 139055

                      GUARDIAN INSURANCE COMPANY OF CANADA
             HEAD OFFICE: 181 UNIVERSITY AVE., TORONTO, ON M5H 3M7
                         HEREINAFTER CALLED THE INSURER


--------------------------------------------------------------------------------
The Policy Declarations together with the Supplementary Declarations, Policy Conditions, forms, riders and endorsements forming a part thereof, complete the Policy.
--------------------------------------------------------------------------------
This Document is issued as evidence of: MISCELLANEOUS OR MULTIPLE CHANGE(S)
--------------------------------------------------------------------------------
Agent/          FINANCIAL MANAGEMENT ALTA. LTD
Broker          100 6001 1A ST. S.W.
                CALGARY, ALBERTA  T2H0G5                   Agent/Broker No. 0168
--------------------------------------------------------------------------------
Name of         FUTURELINK DISTRIBUTION CORP. AND INNTERNODE INC., A WHOLLY
Insured         OWNED SUBSIDIARY OF FUTURELINK DISTRIBUTION CORPORATION
--------------------------------------------------------------------------------
                The Named Insured is: CORPORATION
--------------------------------------------------------------------------------
Postal          #550, 603 - 7 AVENUE S.W.
Address of      CALGARY
Insured         ALBERTA  T2P 2T5
--------------------------------------------------------------------------------

Policy                 Day     Month     Year          Day     Month     Year
Period          From    29       01      1998     To    01       12      1998

                 12:01 a.m. standard time at the postal address of the Named
                                     Insured stated herein.
--------------------------------------------------------------------------------
Loss                 Refer to the Declarations & form 11407 attached for
if Any,                          mortgagees or loss payees.
Payable to         (The standard mortgage clause printed on form 11410 is
                             applicable to building(s) only.)
--------------------------------------------------------------------------------
                   The insurance provided is only with respect to such of the following classes of insurance as are indicated by specific premium charge. Refer to the attached Supplementary
Insurance          Declarations for specific kind of coverages, amounts of
Afforded           insurance, type of forms applicable and premiums for each
                   insured location. These premiums may be subject to
                   adjustment.
--------------------------------------------------------------------------------


                     CLASS OF INSURANCE                         PREMIUM $
--------------------------------------------------------------------------------
Section 1-    Fire and Extended Coverage Insurance
Section 2-    Multi-Peril Insurance                                 226
Section 3-    Inland Marine Insurance                             1,320
Section 4-    Crime Insurance                                       250
Section 5-    Liability Insurance                                   638
Section 6-    Glass Insurance
Section 7-    Boiler & Machinery Insurance
Section 8-    Miscellaneous Insurance Coverages
--------------------------------------------------------------------------------
                                          Total Annual Premium    2,434
--------------------------------------------------------------------------------

                                  PREMIUM FOR THIS TRANSACTION      863
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
        THIS POLICY CONTAINS A CLAUSE THAT MAY LIMIT THE AMOUNT PAYABLE
--------------------------------------------------------------------------------

IN WITNESS WHEREOF the Insurer has duly executed this policy, provided, however, that this policy shall not be valid or binding unless countersigned by a duly Authorized Representative of the Insurer.


                  [sig]                                   [sig]
                                          ----------------------------------
                President                      Authorized Representative

--------------------------------------------------------------------------------

(01/97)                                                                   PAGE 1

COMMERCIAL INSURANCE                                                                                               [GUARDIAN LOGO]
==================================================================================================================================
POLICY DECLARATIONS                                                                                      Policy No. CIP  1389055
Name of Insured:                                                                                         Risk location no. 1
FUTURELINK DISTRIBUTION CORP. AND INNTERNODE INC., A WHOLLY                                              #550. 603 - 7 AVENUE S.W.
OWNED SUBSIDIARY OF FUTURELINK DISTRIBUTION CORPORATION                                                  CALGARY
                                                                                                         ALBERTA
----------------------------------------------------------------------------------------------------------------------------------
Construction:  FIRE-RESISTIVE                                                                                              T2P 2T5
----------------------------------------------------------------------------------------------------------------------------------
Business conducted by Insured at the risk location                                                       Loss, if any, payable to:
                                                                                                         (Absence of entry denotes
                                                                                                         loss payable to Insured)
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER & INTERNET PROGRAMMING                                                                          THE MANUFACTURERS LIFE
                                                                                                         INSURANCE COMPANY
By others as:                                                                                            350 - 6 AVENUE S.W.
                                                                                                         CALGARY  ALBERTA  T2P 0G2
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE IS PROVIDED FOR ONLY FOR THOSE COVERAGES FOR WHICH A SPECIFIC AMOUNT OF INSURANCE OR SPECIFIC INDICATIONS OF COVERAGE IS
STATED HEREUNDER.
----------------------------------------------------------------------------------------------------------------------------------
Class &   Coverage   Co-Insurance   + Deductible $   Stated   Replacement   Inflation    Earthquake  Amounts of   Rate   Premium $
 Form #    Codes          %                          Amount      Cost       Protection     Damage    Insurance $
----------------------------------------------------------------------------------------------------------------------------------
Fire &
E.C.
--------    B                                         [ ]        [ ]           [ ]          [ ]
            E                                         [ ]        [ ]                        [ ]
            S                                                                               [ ]
           APB                                        [ ]        [ ]                        [ ]
           ACB                                                   [ ]                        [ ]
           BR                                       As per paragraph 2 (A) of form          [ ]
-----------------------------------------------------------------------------------------------------------------------------------
Multi-
Peril
--------
           CBF                                        [ ]        [ ]           [ ]          [ ]
11088      OCF           90               500         [ ]        [X]                        [ ]         100,000    .100      100
           BR                                       As per paragraph 3 (A) of form          [ ]
           BCBF                                       [ ]        [ ]           [ ]          [ ]
           CPF                                        [ ]        [ ]                        [ ]
          And also   )  9(B) $                       8(C) $                   3(D) $
          as per     )                                                                            (as per paragraph
          paragraphs )  9(E) $                       9(F) $                   of form             3(A)   of    form)
-----------------------------------------------------------------------------------------------------------------------------------
Business                                                       Ordinary     Ordinary      Period
Interruption                                     Full Payroll  Limited      Payroll         of
------------                                       Coverage     Cover       Excluded     Indemnity
                                                 -------------------------------------------------
           RI                                                                            see form
           ME                                                                            see form
           GE                                         [ ]        [ ]           [ ]       see form
          PFTS                                      see form     [ ]           [ ]          months
11104      EE                                                                            see form        50,000    .252      126
-----------------------------------------------------------------------------------------------------------------------------------
Inland                                                                              Deductible $
Marine                                                                              ------------
-------
11125     VALUABLE PAPERS                                                                500            250,000              150
11128     MISCELLANEOUS FORM (BROAD)                                                   1,000             12,000   3.500      420
11411     (PART "C" COMPUTER SYSTEMS PROTECTION)                                    SEE DEC           SEE CSP DEC  .100      750
-----------------------------------------------------------------------------------------------------------------------------------
Crime                         Description of Coverage
------------------------------------------------------------------------------------------------
          Inside, Outside Robbery:                             (A) Inside Robbery
                                                               (B) Outside Robbery
          Damage to building by Burglary/Robbery
          Stock Burglary
          Safe Burglary
11138     Money and Securities:                                (A) Inside Loss                           10,000              250
                                                               (B) Outside Loss                          10,000             INCL
          Comprehensive Dishonesty and Forgery                                                         See Crime
          Scheduled Fidelity Coverage                                                                 Declarations
-----------------------------------------------------------------------------------------------------------------------------------
Liability
---------
11404     SECTION 5 - LIABILITY INSURANCE (PART "A")                                                  See Liability          638
                                                                                                       Declarations
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                       Deductible $
-------------                                                                       ------------
          * Earthquake deductible:     %       or amount $

          Glass Insurance




-----------------------------------------------------------------------------------------------------------------------------------
(01/97)   DEFINITIONS OF COVERAGE CODES USED ABOVE ARE PRINTED ON FORM 11410                     TOTAL PREMIUM THIS PAGE   2,434
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PAGE  2

COMMERCIAL INSURANCE                                             [GUARDIAN LOGO]

================================================================================
SUPPLEMENTARY DECLARATIONS                                POLICY NO. CIP 1389055

SECTION 3 - INLAND MARINE INSURANCE (PART "C" - COMPUTER SYSTEMS PROTECTION)
                                                         Effective Date 29/01/98

------------------------------------------------------------------------------------------------------------------------------------
Loss, if any, payable as follows:                                Risk location no. 1
------------------------------------------------------------------------------------------------------------------------------------
                                                                 #550, 603 - 7 AVENUE S.W.
                                                                 CALGARY
                                                                 ALBERTA
                                                                                                                             T2P 2T5
(absence or entry denotes loss payable to the insured)
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE IS PROVIDED FOR ONLY THOSE COVERAGES FOR WHICH FORMS ARE ATTACHED AND A SPECIFIC AMOUNT OF INSURANCE OR SPECIFIC
INDICATION OF COVERAGE IS STATED HEREUNDER.
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Co-
Form No.            Description of Coverages                    Insurance       Deductible      Amount of insurance $     Premiums $
 11114                                                              %
------------------------------------------------------------------------------------------------------------------------------------
          SYSTEMS HARDWARE & EQUIPMENT
          Primary cover                                             90             1,000               750,000                750
          Difference in Conditions Cover
ITEM 1    * [ ] Actual Cash Value
          * [X] Replacement Cost
          * [ ] Stated Amount
          * (see clause 9 & 10 of items No. 1 in form)
------------------------------------------------------------------------------------------------------------------------------------
          ACTIVE SYSTEMS MEDIA
ITEM 2    [ ] Valued items
          (if checked see list of specified items attached)
------------------------------------------------------------------------------------------------------------------------------------
          VALUABLE PAPERS AND RECORDS
ITEM 3    [ ] Valued items
          (if checked see list of specified items attached)
------------------------------------------------------------------------------------------------------------------------------------
ITEM 4    ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------------------------
          EXTRA EXPENSE
ITEM 5    Period of indemnity not to Exceed               ------------------------------------------>    days
          48 hours waiting period applicable to item #5
          (see clause 7 of item 5 in form #11114)
------------------------------------------------------------------------------------------------------------------------------------
          BUSINESS INTERRUPTION
ITEM 6    48 hours waiting period applicable to item #6                                             per working day
          (see clause 8 of item 6 in form #11114)                                                   for         days
------------------------------------------------------------------------------------------------------------------------------------
ENDORSEMENT AND OTHER SPECIAL CONDITIONS
------------------------------------------------------------------------------------------------------------------------------------

          DEDUCTIBLE CLAUSE:
          -----------------
          DEDUCTIBLE AMOUNT UNDER ALL ITEMS OF FORM NO. 11114 IS $1,000 IN RESPECT TO LOSS OR DAMAGE CAUSED BY ELECTRICAL
          OR MECHANICAL BREAKDOWN OR $500 IN RESPECT TO LOSS OR DAMAGE CAUSED BY ANY OTHER INSURED PERIL.









------------------------------------------------------------------------------------------------------------------------------------
(03/97)                                                                                        Total Premium This Page       750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          PAGE 3

COMMERCIAL INSURANCE                                             [GUARDIAN LOGO]
--------------------------------------------------------------------------------
STANDARD MORTGAGE CLAUSE

(approved by The Insurance Bureau of Canada)
(applicable to Buildings only - Excluding Quebec)

IT IS HEREBY PROVIDED AND AGREED THAT:

1. Breach of Conditions by Mortgagor, Owner or Occupant - This insurance and every documented renewal thereof - AS TO THE INTEREST OF THE MORTGAGEE ONLY THEREIN - is and shall be in force notwithstanding any act, neglect, omission or misrepresentation attributable to the mortgagor, owner or occupant of the property insured, including transfer of interest, any vacancy or non-occupancy, or the occupancy of the property for the purposes more hazardous than specified in the description of the risk;

PROVIDED ALWAYS that the Mortgagee shall notify forthwith the Insurer (if known) of any vacancy or non-occupancy extending beyond thirty (30) consecutive days, or of any transfer of interest or increased hazard THAT SHALL COME TO HIS KNOWLEDGE; and that every increase of hazard (not permitted by the policy) shall be paid for by the Mortgagee - on reasonable demand - from the date such hazard existed, according to the established scale of rates for the acceptance of such increased hazard, during the continuance of this insurance.

2. Right of Subrogation - Whenever the Insurer pays the Mortgagee any loss award under this policy and claims that - as to the Mortgagor or Owner - no liability therefor existed, it shall be legally subrogated to all rights of the Mortgagee against the Insured; but any subrogation shall be limited to the amount of such loss payment and shall be subordinate and subject to the basic right of the Mortgagee to recover the full amount of its mortgage equity in priority to the Insurer; or the Insurer may at its option pay the Mortgagee all amounts due or to become due under the mortgage or on the security thereof, and shall thereupon receive a full assignment and transfer of the mortgage together with all securities held as collateral to the mortgage debt.

3. Other Insurance - If there be other valid and collectible insurance upon the property with loss payable to the Mortgagee - at law or in equity - then any amount payable thereunder shall be taken into account in determining the amount payable to the Mortgagee.

4. Who May Give Proof of Loss - In the absence of the Insured, or the inability, refusal or neglect of the Insured to give notice of loss or deliver the required Proof of Loss under the policy, then the Mortgagee may give the notice upon becoming aware of the loss and deliver as soon as practicable the Proof of Loss.

5. Termination - The term of this mortgage clause coincides with the term of the policy;

PROVIDED ALWAYS that the Insurer reserves the right to cancel the policy as provided by Statutory provision but agrees that the Insurer will neither terminate nor alter the policy to the prejudice of the Mortgagee without the notice stipulated in such Statutory provision.

6. Foreclosure - Should title or ownership to said property become vested in the Mortgagee and/or assigns as owner or purchaser under foreclosure or otherwise, this insurance shall continue until expiry or cancellation for the benefit of the said Mortgagee and/or assigns.

SUBJECT TO THE TERMS OF THIS MORTGAGE CLAUSE (and these shall supersede any policy provisions in conflict therewith BUT ONLY AS TO THE INTEREST OF THE MORTGAGEE), loss under this policy is made payable to the Mortgagee.


--------------------------------------------------------------------------------
DEFINITIONS OF COVERAGE CODES

Fire and Extended Coverage Section:
  B - Building,  E - Equipment,  S - Stock in trade,
  APB - All Property (Blanket),  ACB - All Contents (Blanket),
  BR - Builders Risk.

Multi-peril Section:
  CBF - Commercial Building Form,  OCF - Office Contents Floater,
  BR - Builders Risk,   BCBF - Building & Contents Broad Form,
  CPF - Commercial Property Floater.

Business Interruption Section:
  RI - Rental Income,  ME - Monthly Earnings,  GE - Gross Earnings,
  PFTS - Profits,  EE - Extra Expense.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TERMINATION OF POLICY NO. CIP 1389055

                       Day     Month    Year
Date of Termination
                    -------------------------
Date of Policy
                    -------------------------
Time in Force                           Days
                    -------------------------

Whole Premium       $
                     ------------------------
Premium Earned      $
                     ------------------------
Rebate              $
                     ------------------------

Please state whether PRO RATA or SHORT RATE and why:

--------------------------------------------------------------

                                   Return Premium
                                                 -------------------------------

Agent/Broker

-------------------------------------------------  -----------------------------
Signature                                          Date

In Consideration of                                                     Dollars,
                   -----------------------------------------------------

return Premium, the receipt of which is hereby acknowledged, this policy is terminated and surrendered to the INSURER, and Interim and Renewal Certificates, (if any), for same, acknowledged to be of no effect.

                                                                        Insured.
                                                  ----------------------

PAYEE, (IF ANY), MUST
DISCHARGE INTEREST
                                                                          Payee.
                                                  -----------------------

--------------------------------------------------------------------------------

COMMERCIAL INSURANCE                                            [GUARDIAN LOGO]
_______________________________________________________________________________
SUPPLEMENTARY DECLARATIONS                             POLICY NO.  CIP 1389055
SECTION 5 - LIABILITY INSURANCE (PART "A")            Effective Date 29/01/1998
_______________________________________________________________________________
INSURANCE IS PROVIDED FOR ONLY THOSE COVERAGES FOR WHICH FORMS ARE ATTACHED AND SPECIFIC LIMITS OF INSURANCE OR SPECIFIC INDICATION OF COVERAGE ARE STATED HEREUNDER. OUR LIMIT OF INSURANCE AGAINST EACH SUCH COVERAGE SHALL BE AS STATED HEREIN, SUBJECT TO ALL THE TERMS OF THIS POLICY HAVING REFERENCE THERETO.
_______________________________________________________________________________
SCHEDULE NO. 1  (Forms, coverages and limits of insurance)
_______________________________________________________________________________
Form No.                                Coverage and Limits of Insurance
_______________________________________________________________________________

11550          COMMERCIAL GENERAL LIABILITY                               $ 2,000,000
               Each Occurrence Limit                                      $ 2,000,000
               Products-Completed Operations Aggregate Limit              $ 2,000,000
               Personal Injury Limit                                      $ 2,000,000
               Tenants Legal Liability Limit                              $   250,000        any one premises
               /X/ Broad Form (/X/ check where coverage applicable)
               Medical Expense Limit                                      $    10,000        any one person
11158          Non-Owned Automobile                                       $ 2,000,000        Inclusive limit for bodily injury
                                                                                             and property damage combined
______________________________________________________________________________________________________________________________
SCHEDULE NO. 1A (deductibles)
______________________________________________________________________________________________________________________________
Coverage A     - Bodily Injury Liability                                  $      per claim   $        per occurrence
               - Property Damage Liability                                $      per claim   $  500   per occurrence
               - Bodily Injury Liability and                              $      per claim   $        per occurrence
                 Property Damage Liability combined


Enter below any limitations on the application of the deductibles. If no limitation is entered, the deductibles apply to compensatory damages for all "Bodily Injury" and/or "Property Damage", however caused:

_______________________________________________________________________________
SCHEDULE NO. 2 (Additional coverages)
_______________________________________________________________________________
The following additional coverages are included where indicated by /X/

/ / Employers' Bodily Injury Liability       / / Voluntary Compensation
/ / Garage Liability
_______________________________________________________________________________
SCHEDULE NO. 3 (Description of operations - premises if different from Policy Declarations)
_______________________________________________________________________________
COMPUTER & INTERNET PROGRAMMING

_______________________________________________________________________________
SCHEDULE NO. 4 (Premium, including rating basis and additional endorsements)
_______________________________________________________________________________
Code No.   Premium Basis            Rate $                 Advance Premium $
_______________________________________________________________________________
6610       REVENUE        225,000    2.444 PER 1,000 REVENUE           550
2222       LIMIT OF INS.  250,000     .025 PER $100 OF INSURANCE        63
           (TLL)
1111       FLAT CHARGE(NOA)                                             25

_______________________________________________________________________________
The following endorsements are attached to this form:

     EXCLUSION - ERRORS & OMISSIONS INSURANCE

_______________________________________________________________________________
MINIMUM PREMIUM $638                    TOTAL ADVANCE PREMIUM THIS PAGE   $638
_______________________________________________________________________________
                                                                      PAGE 5

COMMERCIAL INSURANCE                                             [GUARDIAN LOGO]
================================================================================
CLAUSES/ENDORSEMENTS                                  POLICY NO.   CIP   1389055

Agent/Broker Name:                                                        No.
FINANCIAL MANAGEMENT ALTA. LTD                                           0168
--------------------------------------------------------------------------------
Name of Insured:  FUTURELINK DISTRIBUTION CORP. AND INNTERNODE INC., A WHOLLY
                  OWNED SUBSIDIARY OF FUTURELINK DISTRIBUTION CORPORATION
--------------------------------------------------------------------------------
Effective Date:   29/01/1998
--------------------------------------------------------------------------------

                              OVERNIGHT LIMITATION

     THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

                     BROAD FORM MONEY AND SECURITIES #11138

     THE AMOUNT OF INSURANCE IN RESPECT TO BROAD FORM MONEY AND SECURITIES FORM 11138. INSIDE PREMISES, IS REDUCED TO $500 WHILST THE PREMISES ARE CLOSED FOR BUSINESS.


















--------------------------------------------------------------------------------

COMMERCIAL INSURANCE                                             [GUARDIAN LOGO]

CLAUSES/ENDORSEMENTS                                      POLICY NO. CIP 1389055

Agent/Broker Name:                                                         No.
FINANCIAL MANAGEMENT ALTA, LTD                                            0168
--------------------------------------------------------------------------------

Name of Insured:  FUTURELINK DISTRIBUTION CORP. AND INNTERNODE INC., A WHOLLY
                  OWNED SUBSIDIARY OF FUTURELINK DISTRIBUTION CORPORATION
--------------------------------------------------------------------------------

Effective Date:   29/01/1998
--------------------------------------------------------------------------------

                        EXCLUSION - ERRORS AND OMISSIONS

     This endorsement modifies insurance provided under the following:

               COMMERCIAL GENERAL LIABILITY COVERAGE FORM #11550

     This insurance does not apply to "bodily injury", "property damage" or "personal injury" arising out of:

     1. The rendering of or failure to render any professional services by or for you including:

          (a) The preparing, approving, or failing to prepare or approve maps, drawings, opinions, reports, surveys, change orders, designs or specifications; and

          (b) Supervisory, inspection or engineering services of engineers, architects and surveyors.

     2. The rendering or failure to render any professional services by or for you in the performance of any claim, investigation, adjustment, appraisal or audit service.

     3. The rendering or failure to render any of the following designated professional services by you or for you:

          COMPUTER & INTERNET PROGRAMING